FOURTH QUARTER 2021 EARNINGS PRESENTATION PAGE 1 EARNINGS PRESENTATION FOURTH QUARTER 2021 NASDAQ:PFHD

FOURTH QUARTER 2021 EARNINGS PRESENTATION PAGE 2 FORWARD LOOKING STATEMENTS ! This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained in this presentation that are not statements of historical fact may be deemed to be forward- looking statements, including, without limitation, statements preceded by, followed by or including words such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project” or “expect,” “may,” “will,” “would,” “could” or “should” and similar expressions. Forward-looking statements represent the Company’s current expectations, plans or forecasts and involve significant risks and uncertainties. Several important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include, without limitation, current and future economic and market conditions, including those that could impact credit quality and the ability to generate loans and gather deposits; the duration, extent and impact of the COVID-19 pandemic, including the governments’ responses to the pandemic and the potential worsening of the pandemic resulting from variants of COVID-19, on our and our customers’ operations, personnel, and business activity (including developments and volatility), as well as COVID-19’s impact on the credit quality of our loan portfolio and financial markets and general economic conditions; the effects of our lack of a diversified loan portfolio and concentration in the South Florida market; the impact of current and future interest rates and expectations concerning the actual timing and amount of interest rate movements; damage resulting from pending or future litigation; competition; our ability to execute business plans; geopolitical developments; legislative and regulatory developments; inflation or deflation; market fluctuations; risks related to the discontinuation of the London Interbank Offered Rate; natural disasters (including pandemics such as COVID-19); critical accounting estimates; a failure or disruption in or breach of our operational or securities systems or infrastructure, or those of third parties, including as a result of cyber fraud; the composition of our workforce and our ability to attract and retain key personnel; and other factors described in our Form 10-K for the year ended December 31, 2020, Form 10-Qs for the quarters ended March 31, 2021, June 30, 2021, and September 30, 2021, and other filings with the Securities and Exchange Commission. The Company disclaims any obligation to update any of the forward-looking statements included herein to reflect future events or developments or changes in expectations, except as may be required by law. NOTES: -

FOURTH QUARTER 2021 EARNINGS PRESENTATION PAGE CLEVELAND DIGITAL INNOVATION CENTER NEW ENGLAND LPO CORAL GABLES (HEADQUARTERS) SOUTH MIAMI FORT LAUDERDALE BOCA RATON WELLINGTON DADELAND PALM BEACH GARDENS DORAL AVENTURA TAMPA LPO JACKSONVILLE LPO 3 A GROWING FRANCHISE IN SOUTH FLORIDA Professional Bank founded in 2008 in Coral Gables, FL Expanded from one location in South Miami to eleven locations throughout Florida, one in New England and one in Cleveland 12th largest independent community bank in Florida* Successfully recruited seasoned bankers and banking teams from local, regional and national financial institutions Senior management has significant and long term expertise in the Florida real estate market Lending and credit philosophy centers on maintaining a low basis in collateral and avoiding concentrations Technology team of experienced leaders supporting the bank’s investment in infrastructure, enhancing service offerings, and improving operational efficiency " " " " " " * Does not include Investment Banks or Savings and Loan Associations 5th largest bank headquartered in South Florida # " Gross loan originations in 2021 of $804 million, representing almost 50% $ of today’s loan portfolio Excludes PPP originations

FOURTH QUARTER 2021 EARNINGS PRESENTATION PAGE 4 FOURTH QUARTER 2021 HIGHLIGHTS Q4 Net Income $4.0 million YTD Net Income $21.4 million Tangible Book Value per Share $15.30 Earnings per Share $0.30 Return on Average Assets 0.58% Return on Average Equity 6.8% Efficiency Ratio 66.5% Total Risk-Based Capital Ratio 12.7% NOTES: - I’ve moved this up in the presentation because it seems like an ‘executive summary’ slide… but let me know where you want me to put it.

FOURTH QUARTER 2021 EARNINGS PRESENTATION PAGE 5 2021 ANNUAL HIGHLIGHTS YTD Net Income $21.4 million Tangible Book Value per Share $15.30 Earnings per Share $1.61 Return on Average Assets 0.86% Return on Average Equity 9.58% Efficiency Ratio 60.2% NOTES: - I’ve moved this up in the presentation because it seems like an ‘executive summary’ slide… but let me know where you want me to put it.

FOURTH QUARTER 2021 EARNINGS PRESENTATION PAGE $684 $27 $6,513 $8,956$8,550 $7,210 $8,674 6 EARNINGS AND ADJUSTED EARNINGS $0 Actual Earnings Reported 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 $0.41 $0.36 $0.47 $0.48 $0.30 Earnings per share (GAAP) 1.07% 0.90% 0.99% 0.97% 0.58% Return on average annualized assets (GAAP) 1.68% 1.36% 1.33% 1.39% 0.95% Annualized pre-tax pre-provision ROAA (non-GAAP) 1.69% 1.49% 1.33% 1.39% 0.95% Adjusted annualized pre-tax pre-provision ROAA (non-GAAP) ($ in thousands) % Earnings per share decreased $0.18, or 38%, quarter-over-quarter and increased $0.92, or 133%, year-over-year. & Tangible book value per share for the fourth quarter of 2021 was $15.30. Please refer to the non-GAAP Reconciliation Table on page 19 $8,701 $7,894 NOTES: $8,550 $8,956 Adjustments to Non- interest Expense ($0) Pre-tax Pre- provision Earnings $3,960 $6,288$6,331 $4,785 $5,541 $6,513

FOURTH QUARTER 2021 EARNINGS PRESENTATION PAGE ' 7 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 $18,123 $19,104 $17,202 $17,879$18,241 NET INTEREST INCOME AND MARGIN Net Interest Income ($ in thousands) Net Interest Income NIM Net interest income totaled $18.1 million for the fourth quarter of 2021, down $1.0 million, or 5.1%, from the prior quarter primarily due to a decrease in loan fees and purchase accounting marks. ( Net interest income excluding PPP and PA totaled $15.4 million, up $0.4 million, or 2.9%, from the prior quarter. NIM (ex. PPP, and inc. PA) NIM (ex. PPP and PA) NIM = Net Interest Margin PPP = Paycheck Protection Program PA = Purchase Accounting 3.65% 3.04% 3.36% 3.73% 3.07% 3.71% NOTES: - 2.82% 2.50% 2.73% ) Weighted average roll-off rate (loans paid off) was 4.1% and the weighted average roll-on rate (loans originated) was 3.9%. Does not include PPP loans. 3.12% 2.55% 2.91% 2.78% 2.42% 2.66% ' Net interest margin decreased 34 basis points quarter-over-quarter to 2.78% for the fourth quarter of 2021.

FOURTH QUARTER 2021 EARNINGS PRESENTATION PAGE 8 CONSISTENT LOAN GROWTH Total Loans Outstanding ($ in millions) & Fourth quarter loans totaled $1.8 billion, an increase of $89.9 million, or 5.3%, from the prior quarter due to very strong production in the 4th quarter. Net loan growth, exclusive of PPP loans, was up $116.4 million, or 7.3%, quarter-over-quarter. * We experienced strong originations across all loan types due to new loan originations of $304.3 million (of which $226.6 million funded), partially offset by payoffs of $131.6 million* ($103.9 million of conventional loans and $27.6 million of PPP loans forgiven). * Not including scheduled amortization and unscheduled partial paydowns PPP Loans $59 Certain prior period amounts have been reclassified to conform to the current period presentation. 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 $59 $85$139$205 $186 $1,719 $1,602$1,551$1,522$1,472 $1,658 $1,727 $1,690 $1,687 $1,777 51.1%51.2% 51.7%51.6% 52.4% + For the year 2021, the Bank produced gross loan originations of $803.5 million (excluding PPP loan activity). Net loan growth of $119.5 million, or 7.2% for 2021 ($246.6 million, or 16.75% without the impact of PPP originations and forgiveness). Weighted Average LTV Does not include PPP loans

FOURTH QUARTER 2021 EARNINGS PRESENTATION PAGE 9 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 $674 $799 $855 $589 $476 $266 $268 $262 $249 $237 $1,121 $959 $874 $798 $715 $310$329$286$270$232 STRONG DEPOSIT FRANCHISE Deposits Outstanding ($ in millions) Interest Bearing Demand 13% Money Market and Savings 47% Time Deposits 11% , Total deposits were $2.37 billion, an increase of $16.6 million, or 1.0%, compared to Q3 2021 and an increase of $711.8 million, or 42.9%, compared to Q4 2020. Overall cost for deposits increased 1 basis point from 0.26% in the prior quarter to 0.27% in the fourth quarter of 2021. - Core deposits represent 92.3% of total deposits. . $1,660 $1,906 NOTES: - $2,355 Non-interest Bearing 28% $2,277 $2,371

FOURTH QUARTER 2021 EARNINGS PRESENTATION PAGE 10 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 28% 34%38% 31%29% 3% 2% 2% 2%2% 11% 11% 11% 13%14% 45%39%36% 40%41% 13%14%13%14%14% Deposit Composition Over Time Interest Bearing Demand Money Market and Savings Time Deposit Our bank’s funding strategy focuses on building strong core relationships with our clients and providing them with a robust technological platform to support a well-diversified deposit portfolio. / 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 0.27%0.26%0.25% 0.31% 0.33% Cost of Deposits Brokered Deposits* Non-Interest Bearing DEPOSIT BALANCES AND COST NOTES: - May want to highlight excess cash in the paragraph on the right - Previous page shows 38% for NIB… need to reconcile and correct one of the pages As of the period end date for each quarter indicated * Brokered deposits include both time and money market accounts.

FOURTH QUARTER 2021 EARNINGS PRESENTATION PAGE 1Q 2021* 2Q 2021 3Q 2021 4Q 2021 $654$0$0 $7,641 11 ROBUST ASSET QUALITY Net Charge-Offs NCO 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 $373$464$558$453 $542 $4,416$5,085$5,101$5,101 $12,791 Criticized Assets Classified Non-Classified 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 $2,122 $2,775$2,775$2,775 $10,434 Nonperforming Loans Total NPL Total NPL Ratio* * NPL percent of Gross Loans ($ in thousands) 0.12%0.16%0.16%0.16% 0.63% ! Credit quality remains strong with minimal criticized assets and nonperforming loans. 4Q 2020 $28 * The charge off of $7.6 million in 1Q 2021 is related to a loan to a borrower that was previously disclosed and is the amount previously impaired and specifically reserved in the third quarter of 2020. NOTES: - Per Mary: Need something for this text… maybe strong credit quality with zero charge-offs in Q2 2021? % of Total Loans <1 bp 44 bps 4 bps0 bps 0 bps

FOURTH QUARTER 2021 EARNINGS PRESENTATION PAGE 12 ALLOWANCE FOR LOAN AND LEASE LOSS 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 $12,704 $11,478 $10,418 $9,656 $16,259 ALLL / Total Loans 0.74%0.72%0.67%0.63% 1.10% * Does not include PPP Loans ($ in thousands) 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 $25,708$25,795$26,551$26,690 $35,094 ALLL + Loan Marks ALLL Ratio* 1.48% 1.60%1.69%1.73% 2.35% * Does not include PPP Loans Marquis Bank Loans are included Certain prior period amounts have been reclassified to conform to the current period presentation NOTES: - ALLL ALLL Ratio* ALLL + Loan Marks / Total Loans

FOURTH QUARTER 2021 EARNINGS PRESENTATION PAGE 13 Geographic Mix ($ in millions) Miami-Dade County $1,029.4 58% Broward County $184.6 11% Palm Beach County $282.6 16% LOAN PORTFOLIO HIGHLIGHTS 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Loan Composition CRE - Owner Occupied (19%) CRE - Non-owner Occupied (32%) Residential Real Estate (21%) Commercial (19%) Construction & Development (5%) Consumer & Other Loans (1%) Rest of U.S. $202.3 11%Geographical mix based on collateral location PPP Loans (3%) All other FL counties $78.3 4% NOTES: -

FOURTH QUARTER 2021 EARNINGS PRESENTATION PAGE 14 -400 bps -300 bps -200 bps -100 bps BASE +100 bps +200 bps +300 bps +400 bps $84$82$79$76$73$74$72$70$68 INTEREST RATE SENSITIVITY Impact on NII from Interest Rate Change ($ in millions) & The Company remains asset sensitive driven by large cash balances, floating rate loans, and loans maturing in less than a year. 16.2% 12.4% 8.4% 4.2% 0.0%1.3% -1.5%-4.0%-6.0% Change from base As of December 31, 2021 NOTES: - Pending from 3rd party - ALCO

FOURTH QUARTER 2021 EARNINGS PRESENTATION PAGE 15 ASSET LIABILITY MANAGEMENT TRENDS • 16.4% of loans are floating rate ($292 million). • An additional 16.2% of loans are floating to the Bank via interest rate SWAP ($285 million). • The remaining loans are currently fixed rate ($1.2 billion) which in some cases adjust and reprice periodically. 097% of time deposits mature within a year. Total time deposits are $265.7 million (11% of total deposits). 1 2017 2018 2019 2020 2021 0.30% 0.55% 1.80% 1.30% 0.92% 3.07% 4.02% 4.77% 4.55% 4.34% Yield/Cost Analysis Yield on Interest- Earning Assets Cost of Funds Change in Interest Rates (Basis Points) % Change in Net Interest Income (12 months) % Change in Net Interest Income (24 months) % Change in Economic Value of Equity +400 bps 16.2% 24.4% -15.4% +300 bps 12.4% 18.6% -11.1% +200 bps 8.4% 12.7% -7.3% +100 bps 4.2% 6.5% 3.7% Flat - - - - - - -100 bps 1.3% -4.7% 4.8% -200 bps -1.5% -9.1% 5.9% -300 bps -4.0% -12.5% 6.2% -400 bps -6.0% -15.6% 6.7% NOTES: -

FOURTH QUARTER 2021 EARNINGS PRESENTATION PAGE 16 1.3% 1.9% 2.4% 3.0% 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1.67%1.72%1.75% 2.17% 2.02% INVESTMENT PORTFOLIO 1.0 3.0 5.0 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 4.08 3.43 3.70 3.203.02 Book Yield Duration Ye ar s P er ce n t Portfolio Mix ($ in thousands) $201,176 4Q 2021 Corporate 1% Agency 2% CDD Bonds 9% Municipals 1% MBS/CMO 64% Equity Securities 3% SBA 20% 4Q 2020 3% 3% 1% 22% 1% 31% 6% 32% $95,060 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 $201,176 $120,642$127,723 $86,837 $95,060 Total Portfolio by QuarterPortfolio Mix for the Current Quarter Portfolio Mix for Previous Quarters ! During the quarter, there were purchases of approximately $91 million in high quality MBS/CMO, SBA, and CDD Bonds in our available for sale portfolio, resulting in an increase in duration. 2Q 2021 1% 2% 1% 15% 1% 43% 5% 33% $127,723 1Q 2021 3% 3% 1% 22% 1% 31% 6% 32% $86,837 3Q 2021 1% 2% 15% 1% 42% 6% 33% $120,642

FOURTH QUARTER 2021 EARNINGS PRESENTATION PAGE 17 PAYCHECK PROTECTION PROGRAM AS OF DECEMBER 31, 2021 2,287 small business loans completed 2$340,508,987 in small business loans given through all rounds of the Paycheck Protection Program * 90.5% of our originated PPP loans were under $350,0003 Smallest Loan $900 Largest Loan $10,000,000 1,185 Loans below $50k 52% 25% 23% 528 Loans above $150k 574 Loans between $50k and $150k 1,931 Loans from Rounds 1, 2 & 3 forgiven (a total of $279.9 million, or 82.2%) 4 Median $46,280 Mean (Average) $148,762 NOTES: - Is “June 30” the right ‘as of’ date? $58.6 million in unforgiven PPP Loans mature in 5 years. $2.0 million mature in 2 years. 5 1Q 2021 2Q 2021 3Q 2021 4Q 2021 $60.6 $88.2 $139.3 $204.2 $279.9 $252.3 $201.3 $117.8 PPP Balances ($ in millions) Forgiven PPP Loan Balances 82.2% $340.5 Number of forgiven PPP Loans 1,931 Loans 1,745 Loans 1,362 Loans 1,062 Loans $340.5 $322.5 Unforgiven PPP Loan Balances 17.8% $340.5

FOURTH QUARTER 2021 EARNINGS PRESENTATION PAGE 18 APPENDIX: NON-GAAP RECONCILIATION Adjusted Earnings and ROAA 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Net interest income (GAAP) $ 18,241 $ 17,879 $ 17,202 $ 19,104 $ 18,123 Total non-interest income (GAAP) $ 1,519 $ 1,119 $ 2,302 $ 1,476 $ 1,290 Total non-interest expense (GAAP) $ 11,086 $ 11,788 $ 10,954 $ 11,624 $ 12,900 Pre-tax pre-provision earnings (non-GAAP) $ 8,674 $ 7,210 $ 8,550 $ 8,956 $ 6,513 Total adjustments to non-interest Expense $ (27) $ (684) - - - Adjusted pre-tax pre-provision earnings (non-GAAP) $ 8,701 $ 7,894 $ 8,550 $ 8,956 $ 6,513 Return on average annualized assets (GAAP) 1.07% 0.90% 0.99% 0.97% 0.58% Adjusted return on average assets (non-GAAP) Annualized pre-tax pre-provision ROAA (non-GAAP) 1.68% 1.36% 1.33% 1.39% 0.95% Adjusted annualized pre-tax pre-provision ROAA (non-GAAP) 1.69% 1.49% 1.33% 1.39% 0.95% ($ in thousands, except per share data) NOTES: - Do we still need this? Leaving it here for now.

FOURTH QUARTER 2021 EARNINGS PRESENTATION PAGE 19 Net Interest Margin Adjustment 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Net interest income (GAAP) $ 18,241 $ 17,879 $ 17,202 $ 19,104 $ 18,123 Less: PPP net interest income recognized $ 2,040 $ 2,982 $ 1,844 $ 2,151 $ 1,269 Net interest income excluding PPP (non-GAAP) $ 16,201 $ 14,897 $ 15,358 $ 16,953 $ 16,854 Less: PA premium/discounts $ 2,669 $ 1,269 $ 1,192 $ 1,969 $ 1,442 Net interest income excluding PPP and PA (non-GAAP) $ 13,532 $ 13,628 $ 14,166 $ 14,984 $ 15,412 Average interest earning assets (GAAP) $ 1,943,581 $ 1,986,324 $ 2,447,242 $ 2,431,904 $ 2,584,329 Less: average PPP loans $ 206,272 $ 190,713 $ 186,912 $ 117,256 $ 72,728 Average interest earning assets, excluding PPP (non-GAAP) $ 1,737,309 $ 1,795,611 $ 2,260,330 $ 2,314,648 $ 2,511,601 Less: average PA marks $ (17,047) $ (18,459) $ (16,649) $ (14,317) $ (14,051) Average interest earning assets, excluding PPP and PA (non-GAAP) $ 1,754,356 $ 1,814,070 $ 2,276,979 $ 2,328,965 $ 2,525,652 Net interest margin (GAAP) 3.73% 3.65% 2.82% 3.12% 2.78% Net interest margin excluding PPP (non-GAAP) 3.71% 3.36% 2.73% 2.91% 2.66% Net interest margin excluding PPP and PA (non-GAAP) 3.07% 3.04% 2.50% 2.55% 2.42% ($ in thousands, except per share data) NOTES: - Do we still need this? Leaving it here for now. APPENDIX: NON-GAAP RECONCILIATION